UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2010
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32858	72-1503959
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

11700 Katy Freeway, Suite 300
Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 372-2300
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On July 1, 2010, the Compensation Committee of Complete Production Services, Inc. (the “Company”) approved increased base salaries for its named executive officers, as follows:

Name of Officer	Position	Former Base Salary	New Base Salary
Joseph C. Winkler	Chairman and Chief Executive Officer	$640,000	$775,000
Brian K. Moore	President and Chief Operating Officer	$424,000	$500,000
Jose A. Bayardo	Senior Vice President and Chief Financial Officer	$232,000	$362,300
James F. Maroney	Vice President and General Counsel	$260,000	$328,000
Kenneth L. Nibling	Vice President, Human Resources and Administration	$244,000	$290,900
     Also on July 1, 2010, the Compensation Committee approved a modification to the Company’s annual cash performance-based bonus program for the 2010 fiscal year (the “2010 MIP”), as the 2010 MIP relates to the cash bonus opportunities of certain of the Company’s named executive officers. The Compensation Committee did not make any modifications to the 2010 MIP as it relates to the cash performance-based bonus opportunities of Messrs. Winkler and Moore.
     Under the 2010 MIP:
•	The program continues to provide for four levels of targeted financial performance based on the Company’s achievement of pre-established EBITDA targets (Entry, Expected Value, Over Achievement and Stretch), with individual target bonus opportunity expressed as a percentage of each participant’s base salary.

•	The 2010 fiscal year continues to be divided into three performance periods, with separate targeted EBITDA for each performance period. The table below sets forth the performance periods and percentage of bonus opportunity that may be earned for the relevant period.

% of Bonus Opportunity at Expected Value of Performance
Performance Period	that can be Earned

January 1, 2010 – June 30, 2010	40%
July 1, 2010 – December 31, 2010	40%
January 1, 2010 – December 31, 2010	20%

•	If, at the end of the 2010 fiscal year, the Compensation Committee determines that the Company generated positive net income in 2010, the following bonus opportunities would apply if the Company achieves a level of pre-established targeted EBITDA:

	At Expected Value of Performance
		New Bonus Opportunity
		January 1 -	July 1 -	January 1 -
	Previous Bonus	June 30, 2010	December 31, 2010	December 31, 2010
Name	Opportunity	40% can be earned	40% can be earned	20% can be earned
Joseph C. Winkler	100%	No change	No change	No change
Brian K. Moore	75%	No change	No change	No change
Jose A. Bayardo	60%	No change	75%	67.5%
James F. Maroney	50%	No change	60%	55%
Kenneth L. Nibling	50%	No change	60%	55%
•	If, at the end of the 2010 fiscal year, the Compensation Committee determines that the Company did not generate positive net income in 2010 but achieved a level of pre-established targeted EBITDA, the named executive officers will receive reduced bonus opportunities as follows, which represent a reduction to two-thirds of each officer’s “New Bonus Opportunity”:

	2010 Reduced Bonus Opportunity
	at Expected Value of Performance
	January 1 -	July 1 -	January 1 -
	June 30, 2010	December 31, 2010	December 31, 2010
Name	40% can be earned	40% can be earned	20% can be earned
Joseph C. Winkler	67%	67%	67%
Brian K. Moore	50%	50%	50%
Jose A. Bayardo	40%	50%	45%
James F. Maroney	33%	40%	36.5%
Kenneth L. Nibling	33%	40%	36.5%

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 8, 2010

Complete Production Services, Inc.
By:	/s/ Jose A. Bayardo
Jose A. Bayardo
Vice President and Chief Financial Officer